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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 24, 2002



                          JOHN Q. HAMMONS HOTELS, L.P.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                     43-1523951
(State or other jurisdiction of incorporation             (IRS Employer
           or organization)                             Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
                    (Address of principal executive offices)




                                 (417) 864-4300
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 24, 2002, upon the recommendation of the audit committee, the board of directors of John Q. Hammons Hotels, Inc., the general partner of John Q. Hammons Hotels, L.P. (the "Company") approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors, and the selection of Deloitte & Touche LLP, to serve as the Company's independent auditors for the year ending January 3, 2003, subject to Deloitte & Touche's internal client acceptance procedures.

Arthur Andersen's reports on the financial statements of the Company for each of the years ended December 28, 2001 and December 29, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 28, 2001 and December 29, 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its reports on the Company's financial statement for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 24, 2002, stating its agreement with such statements.

During the years ended December 28, 2001 and December 29, 2000, and through June 24, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.      EXHIBITS.

  Exhibit No.                               Exhibit
  -----------                               -------
     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 24, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOHN Q. HAMMONS HOTELS, L.P.

                                        By: John Q. Hammons Hotels, Inc.,
                                        its general partner


                                        By:            /s/ Paul E. Muellner
                                              ----------------------------------
                                              Name:    Paul E. Muellner
                                              Title:   Chief Financial Officer


Date:  June 24, 2002


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                                  EXHIBIT INDEX

  Exhibit No.                               Exhibit
  -----------                               -------

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 24, 2002.



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